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                                                                      Exhibit 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 22, 1996 included in Davox Corporation's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.



                                                    ARTHUR ANDERSEN LLP


Boston, Massachusetts
June 26, 1996